UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): June 3, 2019

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

511 W. Freshwater Way, Milwaukee, Wisconsin		53204
(Address of Principal Executive Offices)		(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $.01 par value	RXN	The New York Stock Exchange
Depository Shares, each representing a 1/20th interest in a share of 5.75% Series A Mandatory Convertible Preferred Stock, $.01 par value	RXN.PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
Rexnord Corporation (the “Company”) will be speaking with investors and analysts at upcoming conferences and at previously scheduled meetings over the next several weeks. The Company anticipates that one of the areas of interest in those sessions will be any potential cost impact from the recently announced United States tariffs on imports from Mexico. The Company believes that its contingency plans substantially offset any incremental costs related to the implementation of this tariff structure at both the announced initial level and if the tariffs were to escalate. While yet to be comprehensively communicated, the Company is assuming a tariff of 5% initially on Mexican Country of Origin imports escalating up to 25% over the course of the next six months. As a result, the Company is affirming its fiscal year 2020 financial guidance issued on May 8, 2019.
The information contained herein is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by a specific reference in such filing.

Cautionary Statement on Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements, which involve outlook, expectations, beliefs, plans, intentions, strategies or other statements regarding the future, including statements regarding the Company’s expectations with respect to the impact of the recently announced U.S. tariffs on imports from Mexico and guidance for fiscal year 2020. These forward-looking statements involve risks and uncertainties. The forward-looking statements included in this report are based upon information available to the Company as of the date of its filing, and the Company assumes no obligation to update any such forward-looking statements. The statements in this report are not guarantees of future performance, and actual results could differ materially from current expectations. Numerous factors could cause or contribute to such differences. Please refer to “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements” in the Company's Form 10-K for the fiscal year ended March 31, 2019, as well as the Company’s annual, quarterly and current reports filed on Forms 10-K, 10-Q and 8-K from time to time with the Securities and Exchange Commission for a further discussion of the factors and risks associated with the business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of June, 2019.

REXNORD CORPORATION

By:	/S/ Mark W. Peterson
Name:	Mark W. Peterson
Title:	Senior Vice President and Chief Financial Officer